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                                                               EXHIBIT 10.59


                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                          COMMON STOCK PURCHASE WARRANT

                            Expiring October 31, 1999

Number of Warrants:  500,000                                  Warrant No. W-_

         THIS IS TO CERTIFY that Vincent Valeri, or registered assigns, is the owner of the number of Warrants set forth above, each of which Warrants entitles the owner thereof to purchase from Commodore Environmental Services, Inc. a Delaware corporation (the "Company"), at any time on and after the Date of Issuance (as hereinafter defined) but not later than 5:00 p.m., New York City time, on the Expiration Date (as hereinafter defined), one Stock Unit (as hereinafter defined) at a purchase price of $.14 per Stock Unit (the "Exercise Price"), subject to the terms and conditions herein provided.

         1.       Definitions.

                  As used in this Warrant, the following terms have the following respective meanings:

                  (a) "Company" has the meaning set forth in the preamble of this Warrant.

                  (b) "Date of Issuance" means the date set forth next to the signature of the Company on the signature page hereof.

                  (c) "Exercise Price" has the meaning set forth in the preamble of this Warrant.

                  (d) "Expiration Date" means October 31, 1999; provided, however, that in the event of the termination of Vincent Valeri's employment with the Company, then (i) the Expiration Date shall be the earlier of October 31, 1999 or the effective date of termination of employment if such termination is for "cause" (or any comparable term) as provided in Mr. Valeri's employment agreement with the Company, or is effected voluntarily by Mr. Valeri (A) other than at the end of the stated term of his employment agreement, and (B) without the written consent of the Company, (ii) the Expiration Date shall be the earlier of October 31, 1999 or three (3) months after the date of termination of employment if such termination is by reason of Mr. Valeri's permanent retirement or under circumstances other than those specified in the foregoing clause (i) and for reasons other than Mr. Valeri's death or disability (provided that if Mr. Valeri dies

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within such three (3) month period, then the following clause (iii) shall apply), and (iii) in the event of the death or disability of Mr. Valeri prior to or as the basis of the termination of his employment, then the Expiration Date shall be the earlier of October 31, 1999 or the first anniversary of Mr. Valeri's death or disability.

                  (e) "Holder" means any owner of all or any part of this Warrant from time to time.

                  (f) "Shares" means shares of the Company's common stock, $.01 par value per share.

                  (g) "Stock Unit" means one (1) Share, as same may be adjusted from time to time in accordance with paragraph 4(a) below, and shall include any additional securities, cash or property in respect thereof in accordance with paragraph 4 below.

                  (h) "Warrant" means this Common Stock Purchase Warrant, as same may be amended from time to time in accordance herewith.

                  (i) "Warrants" means, in any amount, the right to purchase such number of Stock Units hereunder upon the exercise hereof.

                  (j) "Warrant Stock" means, collectively, (i) the Shares purchasable by the Holder hereof upon the exercise of this Warrant, and (ii) any other securities forming a part of any Stock Unit in accordance with paragraph 4 below.

         2.       Exercise of Warrant.

                  (a) In order to exercise this Warrant, in whole or in part (but only to the extent vested in accordance with paragraph 2(b) below), the Holder hereof shall deliver to the Company, at its office set forth in paragraph 9 below, at any time and from time to time between the Date of Issuance and the Expiration Date, (i) a written notice of such Holder's election to exercise, which shall specify the number of whole Stock Units to be purchased, (ii) such Holder's check payable to the Company in an aggregate amount equal to the aggregate Exercise Price for those Stock Units being purchased, and (iii) this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within fifteen (15) days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully paid and nonassessable Shares and/or any other property forming a part of the subject Stock Unit(s) issuable upon such exercise. Such stock certificate(s) shall be in such denominations as may be specified in the Holder's notice, and shall be registered in the name of such Holder or such other name or names as shall be designated in such notice.

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                  (b) Anything elsewhere contained in this Warrant to the
contrary notwithstanding, (i) the first twenty (20%) percent of the Warrants shall be exercisable immediately, (ii) the next twenty (20%) percent of the Warrants shall be exercisable commencing January 1, 1995, (iii) the next twenty (20%) percent of the Warrants shall be exercisable commencing January 1, 1996,
(iv) the next twenty (20%) percent of the Warrants shall be exercisable commencing January 1, 1997, and (v) the final twenty (20%) percent of the Warrants shall be exercisable commencing January 1, 1998. No acceleration of the Expiration Date pursuant to clauses (i), (ii) or (iii) of paragraph 1(d) above shall serve to accelerate the vesting or exercisability of any portion of the Warrants.

                  (c) All certificates representing Warrant Stock as aforesaid shall be deemed to have been issued, and the Holder or other person designated to be named therein shall be deemed to become a holder of record of the subject Warrant Stock (including, to the extent permitted by law, the right to vote such securities or grant consents or receive notices as a stockholder), as of the time the Holder's notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, concurrently with its delivery pursuant to paragraph 2(a) above, deliver to the subject Holder a new warrant (in substantially the form of this Warrant) evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant.

                  (d) All Warrant Stock issuable upon the exercise of this Warrant in whole or in part shall, upon payment therefor in accordance herewith, be validly issued, fully paid and nonassessable.

         3.       Transfer and Assignment; Lost or Stolen Warrant.

                  (a) Subject to paragraph 10 below, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant at the office of the Company set forth in paragraph 9 below, accompanied by a written assignment duly executed (with signature medallion guaranteed) by the Holder hereof indicating the number of Warrants being assigned or transferred. Upon any such delivery, the Company shall, subject to paragraph 10 below, execute and deliver to the Holder and/or the assignee(s) (as the case may be) new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be cancelled.

                  (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the

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Company will execute and deliver to the Holder a new Warrant of like tenor, and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         4.       Adjustment of Stock Unit.

                  (a) In the event and to the extent that, at any time and from time to time prior to the Expiration Date, there shall occur any stock split, stock dividend, combination or subdivision of shares, recapitalization or other such event relating to the Shares or any other securities or other property then constituting or forming a part of a Stock Unit, then the number and type of Shares or other securities or property constituting a Stock Unit shall be correspondingly adjusted on and as of the date of such stock split, stock dividend, combination or subdivision of shares, recapitalization or other such event.

                  (b) Similarly, in the event of any merger or consolidation in which the Company shall be a constituent party at any time and from time to time prior to the Expiration Date, (i) the Holder hereof shall thereafter be entitled to receive, upon exercise of this Warrant, such shares of stock, securities, cash or other property as would have been received by such Holder if such Holder had exercised this Warrant immediately prior to such merger or consolidation, and (ii) if the surviving entity in such merger or consolidation is not the Company, such surviving entity shall, by written instrument executed and delivered to the Holder hereof, assure to such Holder upon exercise hereof the delivery of such shares of stock, securities, cash or other property, and the continuing benefits of this Warrant in respect thereof.

                  (c) In the event of any merger or consolidation of the Company with or into another corporation, or the sale, lease or conveyance of all or substantially all of the assets of the Company, or the voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in any such case, the Company shall mail to the Holder, at least fifteen (15) days prior thereto, a notice stating the date or expected date on which such action is to be taken and the expected record date for determining stockholders of record (if required) in connection therewith. Such notice shall also specify the date or expected date, if any is to be fixed, as of which record holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such merger, consolidation, sale, lease, conveyance, dissolution, liquidation, winding up or other action, as the case may be.

                  (d) In addition to any notice pursuant to paragraph 4(c) above, the Company shall give prompt written notice to the Holder hereof following the occurrence of any of the events described in this paragraph 4, and shall, as appropriate, provide such Holder

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with a calculation in reasonable detail of any adjustment in the composition of the Stock Units.

         5.       Financial Information.

                  The Company shall provide to each Holder, upon request therefor from time to time, a copy of the most recent quarterly or annual report previously filed by the Company with the Securities and Exchange Commission, or if no such reports are then current, a copy of the most recent quarterly or annual financial statements of the Company then available, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied.

         6.       Reservation of Shares.

                  The Company shall at all times reserve and keep available for issuance upon the exercise hereof such number of authorized but unissued or treasury Shares (and/or any other securities or property forming a part of a Stock Unit) as shall be sufficient to permit the full exercise of this Warrant.

         7.       Expenses.

                  The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of Warrant Stock upon any exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer arising by reason of the issue and delivery of Warrant Stock in any name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the person requesting same has paid to the Company the amount of any such tax, or has established the payment of such tax to the Company's satisfaction.

         8.       Warrant Holder Not Deemed a Stockholder.

                  Except as provided herein, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of the Shares which the Holder is then entitled to receive upon the due exercise of this Warrant.

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         9.       Notices.

                  Any and all notices to be given to the Company hereunder shall be given to the Company at its offices located at 150 East 58th Street, Suite 3400, New York, New York 10155, Attention: Bentley J. Blum. Any and all notices to be given to the Holder hereof shall be given to such Holder at its address as same appears on the records of the Company.

         10.      Securities Act Restrictions.

                  The Holder, by its acceptance hereof, acknowledges and confirms that neither this Warrant nor any of the Warrant Stock have been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, and neither this Warrant nor any Warrant Stock may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and any applicable state securities laws relating to such security or an opinion of counsel (as hereinafter described) that registration is not required under the Act and any applicable state securities laws. Unless and until this Warrant and/or the subject Warrant Stock (as the case may be) shall become and remain subject to an effective registration under the Act and any applicable state securities laws, the Company may require, as a condition to effecting any transfer or assignment hereof or thereof on the books of the Company, a legal opinion in form and from counsel satisfactory to the Company, to the effect that an exemption from registration under the Act and any applicable state securities laws is available for such proposed transfer or assignment. Each certificate representing any Warrant Stock shall bear an appropriate legend to the foregoing effect.

         11.      Miscellaneous.

                  (a) No provision hereof, in the absence of affirmative action by the Holder to effect any exercise hereunder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

                  (b) Neither this Warrant nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the registered Holder hereof.

                  (c) This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

                  (d) The captions and paragraph headings used in this Warrant are for convenience of reference only, and shall not be

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referred to in connection with any interpretation or construction hereof.

         IN WITNESS WHEREOF, the Company, having validly authorized the issuance of this Warrant and all performance hereunder, has caused this Warrant to be executed by its duly authorized officer as of the Date of Issuance.

Date of Issuance:  October 3, 1994

                                       COMMODORE ENVIRONMENTAL SERVICES, INC.

                                       By: /s/ Paul E. Hannesson
                                          -------------------------------------
                                          Paul E. Hannesson, President and CEO

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